Trade receivables	12 Months Ended
Jun. 30, 2022
Trade receivables.
Trade receivables
19	Trade receivables

	2022	2021
	£’000	£’000
Trade receivables	91,207	75,745
Less: provision for impairment of trade receivables	(12,240)	(4,971)
Net trade receivables	78,967	70,774
Less: non-current portion
Trade receivables	29,757	20,404
Current trade receivables	49,210	50,370

(i)	Accounting policy

Trade receivables are amounts due from customers for goods sold or services performed in the ordinary course of business. Trade receivables are recognized initially at fair value. The Group holds trade receivables with the objective to collect the contractual cash flows and therefore measures them subsequently at amortized cost using the effective interest method, less provision for impairment. Details about the Group’s impairment policies and the calculation of the provision for impairment are provided in Note 30.1(b). If collection is expected in one year or less, they are classified as current assets. If not, they are presented as non-current assets.

(ii)	Amounts included in trade receivables

Net trade receivables include transfer fees receivable from other football clubs of £50,418,000 (2021: £43,153,000) of which £29,757,000 (2021: £20,404,000) is receivable after more than one year. Net trade receivables also include £19,903,000 (2021: £19,032,000) of deferred revenue that is contractually payable to the Group, but recorded in advance of the earnings process, with corresponding amounts recorded as contract liabilities — deferred revenue.

(iii)	Fair value of trade receivables

The fair value of net trade receivables as at 30 June 2022 was £80,150,000 (2021: £71,819,000) before discounting of cash flows.

(iv)	Impairment and risk exposure

Information about the impairment of trade receivables, their credit quality and the Group’s exposure to foreign exchange risk, interest rate risk and credit risk can be found in Note 30.